Share-based compensation - Weighted average assumptions (Detail)	12 Months Ended
	Oct. 31, 2023 yr $ / shares	Oct. 31, 2022 yr $ / shares
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Share price at grant date | $ / shares	$ 130.16	$ 128.48
Risk-free interest rate	2.89%	1.25%
Expected dividend yield	3.79%	3.66%
Expected share price volatility	14.00%	13.00%
Expected life of option | yr	6	6